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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

       THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of May 25, 2000 by and among S1 Corporation (the "Company") and each holder of "Series D Preferred Stock" (as that term is defined below) listed on Schedule 1 attached hereto (each a "Series D Holder"; collectively, the "Series D Holders"). The Series D Holders, together with their respective successors and assigns, are sometimes hereinafter referred to collectively as the "Investors" and individually as an "Investor." The Investors and any other persons or entities (except the Company) becoming a party hereto or being bound by the provisions hereof are hereinafter sometimes referred to collectively as "Stockholders" or individually as a "Stockholder."

                                    RECITALS

       A. On the date hereof, the Company and the Investors are entering into a Stock Purchase Agreement dated of even date herewith (the "Purchase Agreement"). A condition precedent to the obligations of the Company and the Investors under the Purchase Agreement is the execution and delivery by the parties hereto of this Agreement;

       B. At the closing to be held under the Purchase Agreement, each Investor has agreed to purchase that number of shares of the Company's Series D Convertible Preferred Stock, par value $.01 per share (the "Series D Preferred Stock"), as is set forth opposite such Investor's name in Schedule 1 attached hereto; and

       C. The Company and the Investors wish to enter into this Agreement in order to provide the Investors with certain registration rights with respect to the Company's "Registrable Stock" (as that term is defined below).

       NOW, THEREFORE, in consideration of these premises and mutual agreements, covenants and provisions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

       Section 1.1   Definitions.

       The following definitions shall be applicable to the terms set forth below as used in this Agreement:

              "Affiliate." The term "Affiliate" means, with respect to any Person, any other Person which directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

              "Board." The term "Board" shall mean the Board of Directors of the Company.




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              "Closing." The term "Closing" shall mean the closing held pursuant to the Purchase Agreement.

              "Commission." The term "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the federal securities laws.

              "Common Stock." The term "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

              "Conversion Shares." The term "Conversion Shares" shall mean any shares of Common Stock issued or issuable upon conversion of shares of Series D Preferred Stock.

              "Exchange Act." The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

              "Filing Date." The term "Filing Date" shall mean the earlier of the date (i) 15 business days following the date the Conversion Shares are released from the "Lock-up" (as such term is defined in Section 4.1 of the Purchase Agreement) pursuant to Section 4.2 of the Purchase Agreement, or (ii) eleven months after the date of the Closing, provided, however, that if as of such earlier date the Company shall not then have available financial statements in a form suitable for filing on, or incorporating into, a registration statement under the rules of the Commission, then the Filing Date shall be that date which is three business days after such financial statements become available.

              "Permitted Transferee." The term "Permitted Transferee" shall mean, with respect to any Investor, (i) any other Investor; (ii) any Affiliate of any Investor; (iii) any spouse, child and grandchild of an Investor, or a trust for the benefit of any one or more members of such person; or (iv) any shareholder or partner of any non-natural Investor upon a pro rata distribution by a partnership or limited liability company to its partners or members or otherwise upon the dissolution or liquidation of the non-natural Investor.

              "Person." The term "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust, joint venture, governmental authority or other entity, and shall include any successor (by merger or otherwise) of such entity.

              "Register." The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act.

              "Registrable Stock." The term "Registrable Stock" shall mean, (i) any Conversion Shares which have been released from the Lock-up pursuant to
Section 4.2 of the Purchase Agreement, and (ii) any shares of Common Stock issued or issuable with respect to such Conversion Shares by reason of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. A Person shall be deemed to be a holder of Registrable Stock when such Person has a right to acquire such Registrable Stock (whether by conversion or otherwise) regardless of whether such acquisition has actually been effected. Each share of Registrable Stock shall continue to be Registrable


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Stock in the hands of each subsequent holder thereof subject to the limitations set forth in Section 2.8 hereof; provided, however, that each share of Registrable Stock shall cease to be Registrable Stock when (x) transferred by an Investor to any Person who is not a Permitted Transferee, or if the transfer does not comply with the terms of Section 2.8 of this Agreement, (y) a registration statement covering all Registrable Stock has been declared effective under the Securities Act by the SEC and such Registrable Stock has been disposed of pursuant to such effective registration statement, or (z) the entire amount of Registrable Stock held by a Person and its Affiliates may be distributed to the public in a single sale without any limitation as to volume for such sale pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act.

              "Securities Act." The term "Securities Act" shall mean the Securities Act of 1933, as amended.

              "Short-Form Registration Statement." The term "Short-Form Registration Statement" shall mean a registration statement on Form S-3 or any similar form of registration statement adopted by the Commission from and after the date hereof.

              "Transaction Documents." The term "Transaction Documents" means, collectively, this Agreement and the Purchase Agreement.

       Section 1.2   Additional Definitions.

       In addition to the foregoing, capitalized terms used in this Agreement and not otherwise defined in this Article I shall have the meanings so given to such terms herein.

                                   ARTICLE II
                               REGISTRATION RIGHTS

       Section 2.1   Filing of Short-Form Registration Statement.

       No later than the Filing Date, the Company shall file with the SEC a Short-Form Registration Statement under the Securities Act covering the resale of the Registrable Stock; provided, however, that if, on the Filing Date, a Short-Form Registration Statement is unavailable to the Company for such registration solely due to the Corporation's failure to timely comply with its reporting obligations under the Exchange Act, such registration will be promptly made on Form S-1 or any similar form of registration statement adopted by the Commission from and after the date hereof. Notwithstanding the foregoing, if, prior to the filing of such registration statement, the Company shall have furnished to each of the Investors a certificate signed by an authorized officer of the Company stating that, in the good faith judgment of the Board, (A) it is in the best interests of the Company not to disclose the existence of material facts surrounding any proposed or pending acquisition, disposition, strategic alliance or financing transaction involving the Company, the existence of which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the registration statement

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would reasonably be expected to cause the registration statement to fail to comply with applicable disclosure requirements, or (B) it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 60 days from the Filing Date.

       Section 2.2   Effective Period of Registration.

       The Company shall use its reasonable best efforts to cause the registration statement filed pursuant to Section 2.1 hereof to be declared effective by the Commission as soon as practicable after it has been filed. Once any registration pursuant to this Article II becomes effective, the Company shall file all reports, financial statements and other documents necessary to keep such registration statement current and the registration in effect until the earlier of (i) the sale of all shares of Registrable Stock offered for sale pursuant to the registration statement, or (ii) the second anniversary of the Closing (the "Effective Period"); provided, however that at any time during the Effective Period, the Company may determine, in the good faith judgment of its Board, that offers and sales under the registration statement shall be suspended if it is in the best interests of the Company not to disclose the existence of material facts surrounding any proposed or pending acquisition, disposition, strategic alliance or financing transaction involving the Company, the existence of which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the registration statement would reasonably be expected to cause the registration statement to fail to comply with applicable disclosure requirements. Immediately upon making such a determination, the Company shall give notice to the Investors (a "Materiality Notice"), upon receipt of which each Investor agrees that it will immediately discontinue offers and sales of Registrable Stock under the registration statement until such Investor receives copies of a supplemented or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective; provided, that
(x) the Company may delay, suspend or withdraw the registration statement for such reason for no more than 30 days after the abandonment or consummation of any of the foregoing negotiations, transactions, events or offerings or, in any event, for not more than 60 days after delivery of the Materiality Notice at any one time during any period of 12 consecutive months (and the Company shall not be entitled to deliver a Materiality Notice at any time within 180 days of any prior termination of any suspension pursuant to a prior Materiality Notice), and
(y) the Company may not impose such a suspension or a postponement following the printing and distribution of a preliminary prospectus in any public offering of Registrable Stock (except such suspension, not to exceed ten days, which results from an event that is not within the reasonable control of the Company). If so directed by the Company, each Investor will deliver to the Company all copies of the prospectus covering the Registrable Stock current at the time of receipt of a Materiality Notice.

       Section 2.3   Registration Procedures.

       (a) When the Company is required by the provisions of this Agreement to effect the registration of shares of Registrable Stock, the Company shall:


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              (i)    prepare and file with the Commission a registration
statement on the form as described in Section 2.1 hereof (advance draft copies of which shall be furnished to the holders of Registrable Stock to be included in such registration and their respective counsel at least five business days prior to the filing thereof with the Commission) with respect to such shares and use its reasonable best efforts to cause such registration statement to become and remain effective for the Effective Period as described in Section 2.2 hereof;

              (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectuses used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the holder or holders of Registrable Stock who have requested that any of their shares be sold or otherwise disposed of in connection with the registration (collectively, the "Prospective Sellers") or to correct or update any misstatements or omissions which, if not corrected or updated, would reasonably be expected to cause the registration statement or the prospectuses used in connection therewith to fail to comply with applicable disclosure requirements;

              (iii) furnish to each Prospective Seller such number of copies of each prospectus, including preliminary prospectuses and amendments and supplements to any prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Prospective Seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by it;

              (iv) use its reasonable best efforts to register or qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdictions as each Prospective Seller shall reasonably request to enable such seller to consummate the public sale or other disposition of the shares owned by such seller, provided that the Company shall not be required in connection therewith or as an election thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

              (v) upon written request, furnish to each Prospective Seller a signed counterpart, addressed to the Prospective Sellers of: (A) an opinion of counsel for the Company, dated the effective date of the registration statement; and (B) a "comfort" letter signed by the independent public accountants of the Company who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letter) with respect to the events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in the opinions of issuers' counsel and in accountants' letters delivered to underwriters in connection with underwritten public offerings of securities;

              (vi) cause all such Registrable Stock to be listed on the Nasdaq National Market System or such other securities exchange or other securities trading market on


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which similar securities issued by the Company are then listed no later than the first day of the Effective Period;

              (vii) provide a transfer agent and registrar for all such Registrable Stock not later than the effective date of such registration statement;

              (viii) enter into such customary agreements and take all such other customary actions as the holders of a majority of the Registrable Stock being sold reasonably request in order to expedite or facilitate the disposition of such Registrable Stock;

              (ix) make available for inspection by any Prospective Seller and any attorney, accountant or other agent retained by any such Prospective Seller, all reasonable financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent public accountants who have certified the Company's financial statements included in the registration statement to supply all information reasonably requested by any such seller, attorney, accountant or agent in connection with the preparation of such registration statement;

              (x) permit any Prospective Seller who, in the reasonable judgment of the Company upon advice of counsel, might be deemed to be an underwriter or controlling person of the Company, to participate in the preparation of such registration statement;

              (xi) provide facsimile or written notice to each Prospective Seller as soon as the Company becomes aware of any misstatements or omissions which, if not corrected or updated, would reasonably be expected to cause the registration statement or the prospectuses used in connection therewith to fail to comply with applicable disclosure requirements; and

              (xii) in the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the registration or qualification of any Registrable Stock included in such registration statement for sale in any jurisdiction where such shares had previously been registered or qualified upon the request of a Prospective Seller, use its reasonable best efforts to promptly obtain the withdrawal of such order.

       (b) Each Prospective Seller of Registrable Stock shall furnish to the Company such information as the Company may reasonably require from the Prospective Seller for inclusion in the registration statement (and the prospectus included therein).

       (c) The Prospective Sellers shall not effect sales of the shares covered by the registration statement after receipt of facsimile or other written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus until such Investor receives copies of a supplemented or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective.

       (d) The Company shall have no obligation to permit the holders of Registrable Stock to dispose of their shares pursuant to an underwritten offering.

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       Section 2.4   Registration Expenses.

       The Company shall pay all registration expenses relating to the registration statement under Section 2.1 including all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state blue sky fees and expenses and the expense of any special audits incident to or required by any such registration, but shall exclude Selling Expenses. As used herein, the term "Selling Expenses" shall mean, collectively, any selling commissions, brokerage fees and the fees and expenses of counsel for each holder of Registrable Stock.

       Section 2.5   Indemnification.

       (a) In the event any Prospective Seller sells shares of Registrable Stock pursuant to any registration under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Prospective Seller, each underwriter (as defined in the Securities Act) and each controlling person of any Prospective Seller or underwriter, if any (within the meaning of the Securities Act), against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which such Prospective Seller, underwriter or controlling person may be subject under the Securities Act, under any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or any other document, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act or any blue sky law, or any rule or regulation promulgated under the Securities Act or any blue sky law, or any other law, applicable to the Company in connection with any such registration, qualification or compliance of any shares of Registrable Stock, and shall reimburse each such Prospective Seller, underwriter or controlling person for any legal or other expenses reasonably incurred by such Prospective Seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Prospective Seller, underwriter or controlling person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission made in such registration statement, preliminary prospectus, summary prospectus, final prospectus, or amendment or supplement thereto, or any other document, in reliance upon and in conformity with written information furnished to the Company by such Prospective Seller, underwriter or controlling person, respectively, specifically for use therein. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of such Prospective Seller, underwriter or controlling person, and shall survive the transfer of such securities by such Prospective Seller.

       (b) The Company may require, as a condition to including any Registrable Stock of a Prospective Seller in any registration statement filed pursuant to Section 2.1 that the Company shall have received an undertaking satisfactory to it from such Prospective Seller,


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severally and not jointly, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.5(a)) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other person, if any, who controls the Company within the meaning of the Securities Act (except the indemnifying Prospective Seller, if such indemnifying Prospective Seller so controls the Company), with respect to (i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or any other document, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Prospective Seller of the Securities Act or any blue sky law, or any rule or regulation promulgated under the Securities Act or any blue sky law, or any other law, applicable to the Company in connection with any such registration, qualification or compliance of any shares of Registrable Stock, in each case if such statement or omission was made in reliance on and in conformity with written information furnished to the Company by such Prospective Seller specifically for use in preparing any such registration statement, preliminary prospectus, final prospectus, summary prospectus or amendment or supplement thereto, or in making any such filing or representation. Each Prospective Seller hereunder shall promptly provide such indemnification upon request. In no event shall a Prospective Seller's obligation to indemnify any Person hereunder exceed the net proceeds from the sale of the Prospective Seller's Registrable Stock pursuant to the registration statement. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of the Registrable Stock held by the indemnifying party.

       (c) If the indemnification provided for in Section 2.5(a) or Section 2.5(b) above is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified parties on the other in connection with the statements or omissions or violations which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5(c) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in



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the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.5(c), no Prospective Seller shall be required to contribute any amount in excess of the net proceeds from the sale of the Prospective Seller's Registrable Stock in the Offering. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company may require, as a condition to including any Registrable Stock of a Prospective Seller in any registration statement filed pursuant to Section 2.1, that the Company shall have received an undertaking satisfactory to it from such Prospective Seller of such Registrable Stock, severally and not jointly, to contribute to the amount paid or payable by an indemnified party hereunder as and to the extent set forth in this Section 2.5(c), and each Prospective Seller hereunder shall promptly provide such undertaking upon request.

       (d)    Promptly after receipt by an indemnified party under Section 2.5
(a) or Section 2.5(b) above of written notice of the commencement of any action, such indemnified party promptly shall, if a claim in respect thereof is to be made under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall relieve it from any liability which it may have had to any indemnified party hereunder only to the extent that it has been prejudiced as a proximate result of such failure. In case any such action shall be brought against any indemnified party, and it shall notify promptly the indemnifying party of the commencement thereof, the indemnifying party shall assume the defense thereof, with counsel satisfactory to such indemnified party (such approval not to be unreasonably withheld or delayed); provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), at the expense of the indemnifying party. Upon the assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Section 2.5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (ii) the indemnified party and its counsel do not actively and vigorously pursue the defense of such action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

       Section 2.6   Rule 144 Requirements.

       The Company shall undertake to make and keep publicly available, and available to the holders of Registrable Stock, such information as is necessary to enable the holders of Registrable Stock to make sales of Registrable Stock pursuant to Rule 144 of the Securities Act. The Company shall furnish to any holder of Registrable Stock, upon request, a written statement


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executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

       Section 2.7   Rights Which May Be Granted to Other Persons.

       The Company shall not grant any Person registration rights which shall in any way whatsoever impair the registration rights granted to the Investors in this Agreement.

       Section 2.8   Transfer of Registration Rights.

       The registration rights of any Investor under this Agreement may be transferred only to any Permitted Transferee or to any Person who acquires at least fifty percent (50%) of such Investor's Registrable Stock (held as of the date of the initial issuance of the Series D Preferred Stock).

       Section 2.9   Changes in Series D Preferred Stock or Common Stock.

       If, and as often as, there is any change in the Series D Preferred Stock or Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Series D Preferred Stock or Common Stock as so changed.

                                   ARTICLE III
                                  MISCELLANEOUS

       Section 3.1   Specific Performance.

       Inasmuch as the shares of the Company's Series D Preferred Stock cannot be readily purchased or sold in the open market, irreparable damage would result in the event that the provisions of this Agreement are not specifically enforced. Therefore, the rights to, or obligations of, the parties hereto shall be enforceable in a court of equity by a decree of specific performance and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies, and all other remedies provided for in this Agreement, shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

       Section 3.2   Term.

       Notwithstanding anything contained herein to the contrary, this Agreement shall terminate, and all rights and obligations hereunder shall cease, upon the written agreement of each of the then parties hereto.


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       Section 3.3   Notices.

       All notices, offers, acceptances, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified or registered mail to the Stockholders at their addresses on the Company records, and to the Company at the Company's principal place of business. Any party hereto may change his or its address for notice by giving notice thereof in the manner herein above provided.

       Section 3.4   Parties in Interest.

       All covenants and agreements contained in this Agreement, by or on behalf of any of the parties executing this Agreement shall bind such parties, and shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not; provided, however, that the foregoing shall not in and of itself permit the assignment of the rights and obligations hereunder or thereunder.

       Section 3.5   Governing Law.

       This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its conflicts of laws provisions. The parties hereto agree and acknowledge that each party has retained counsel in connection with the negotiation and preparation of this Agreement and the other Transaction Documents, and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the foregoing agreements or any amendment, schedule or exhibits thereto.

       Section 3.6   Entire Agreement.

       This Agreement and the other Transaction Documents, including all related schedules and exhibits, constitute the entire understanding and agreement of the parties hereto, and supersede all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof and thereof.

       Section 3.7   Counterparts.

       This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       Section 3.8   Amendments.

       This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and each of the Investors.

       Section 3.9   Severability.

       Each provision of this Agreement shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. If one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

       Section 3.10  Titles and Subtitles.

       The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

       Section 3.11  Pronouns.

       All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the context requires.

                    [Signatures Appear On The Following Page]

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        S1 Corporation

                                        By: /s/ ROBERT F. STOCKWELL
                                           ------------------------------------
                                           Name: Robert F. Stockwell
                                                -------------------------------
                                           Title: Chief Financial Officer
                                                 ------------------------------


                   (Schedule 1 Appears on the Following Page)

                          SCHEDULE 1: SERIES D HOLDERS

            100,000 Shares                      STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY


                                                By: /s/ JIM RUTROUGH
                                                   ----------------------------
                                                   Name: Jim Rutrough
                                                        -----------------------
                                                   Title: Executive Vice-President
                                                         ----------------------


                                                By: /s/ ANN BAUGHAN
                                                   ----------------------------
                                                   Name: Ann Baughan
                                                        -----------------------
                                                   Title: Vice-President-EIS
                                                         ----------------------

             75,000 Shares                      ZG INVESTMENTS, LTD.

                                                By: /s/ MICHAEL R. DEEVY
                                                   ----------------------------
                                                   Name: Michael R. Deevy
                                                        -----------------------
                                                   Title: Director
                                                         ----------------------

                            (continued on next page)






                         [Registration Rights Agreement]

            37,500 Shares                       Allianz Capital Partners GmbH

                                                By: /s/
                                                   ----------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------

                                                By: /s/
                                                   ----------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------

            25,000 Shares                       Fleet Private Equity Co., Inc.


                                                By: /s/ H. JAY SARLES
                                                   ----------------------------
                                                   Name: H. Jay Sarles
                                                        -----------------------
                                                   Title: Director
                                                         ----------------------

            6,500 Shares                        J.P. Morgan Ventures Corporation

                                                By: /s/ GRACE B. VOGEL
                                                   ----------------------------
                                                   Name: Grace B. Vogel
                                                        -----------------------
                                                   Title: Controller
                                                         ----------------------